Exhibit 99.1

News Release

HANDENI GOLD CHAIRMAN ELECTED A 2012 BUSINESS FOR PEACE LAUREATE

Vancouver, British Columbia, July 24, 2012 -- Handeni Gold Inc. (the "Company" or "Handeni Gold") (OTCBB: HNDI) is pleased to announce that Dr. Reginald Mengi, non-executive Chairman of Handeni Gold was recently elected one of the six Global Business for Peace Foundation laureates for 2012. The acknowledgement is the highest form of recognition that can be bestowed upon a person in business.

He was honored on May 7th in Oslo for ethically and creatively using his business interests to consistently advocate peaceful coexistence in Tanzania and East Africa. "The Business for Peace Awards demonstrates the potential of the private sector to contribute to world peace ", said ICC Secretary General Jean-Guy Carrier. A world-wide search for eligible nominees was jointly conducted by the Business for Peace Foundation and the International Chamber of Commerce following which an independent panel made up of past Noble-prize winners in peace and economics adjudicated and selected the 2012 laureates.

Commenting on the award, Dr Mengi said "I am indeed humbled with this global recognition and look forward to further forging strong win-win relationships between my businesses and the communities in which they operate". Other recipients included Ibrahim Abouleish (Egypt), Eduardo Eurnekian (Argentina), Vladas Lasas (Lithuania), David W. MacLennan (USA) and Latifur Rahman (Bangladesh)

In April 2012, Dr Mengi was also honored by the UN for his humanitarian efforts and contribution to amongst others, the Millennium Development Goals.

Bob Dynes
Investor Relations
HANDENI GOLD INC
Office: 604-642-6165
Fax: 604-642-6168
Mobile: 778-881-6165
Email: bob@handenigold.com
Suite 500, 666 Burrard Street,
Vancouver, BC Canada V6C 3P6
Website : www.handenigold.com

About Handeni Gold Inc.

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.handenigold.com. E-mail: info@handenigold.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.